ACQUISITION OF MBNA LIMITED	12 Months Ended
Dec. 31, 2017
Disclosure of deferred acquisition costs arising from insurance contracts [text block] [Abstract]
Disclosure of deferred acquisition costs arising from insurance contracts [text block]

NOTE 22: ACQUISITION OF MBNA LIMITED

On 1 June 2017, following the receipt of competition and regulatory approval, the Group acquired 100 per cent of the ordinary share capital of MBNA Limited (MBNA), which together with its subsidiaries undertakes a UK consumer credit card business, from FIA Jersey Holdings Limited, a wholly-owned subsidiary of Bank of America. The acquisition will enable the Group to enhance its position and offering within the UK prime credit card market. The total fair value of the purchase consideration was £2,016 million, settled in cash. The acquisition is expected to result in a significant opportunity for cost synergies and goodwill of £302 million has been recognised on the transaction. None of the goodwill recognised is deductible for tax purposes.

The table below sets out the fair value of the identifiable assets and liabilities acquired. The Group has finalised the acquisition accounting in the second half of 2017 and this has resulted in a reduction in other assets of £23 million, an increase in deferred tax assets of £4 million and an increase in goodwill of £19 million compared to the provisional amounts previously reported.

	Book value as at 1 June 2017 £m	Fair value adjustments £m	Fair value as at 1 June 2017 £m
Assets
Loans and advances to customers	7,466	345	7,811
Available-for-sale financial assets	16	–	16
Purchased credit card relationships	–	702	702
Deferred tax assets	27	4	31
Other assets	190	322	512
Total assets	7,699	1,373	9,072
Liabilities
Deposits from banks[1]	6,431	–	6,431
Deferred tax liabilities	3	184	187
Other liabilities	112	–	112
Other provisions	233	395	628
Total liabilities	6,779	579	7,358
Fair value of net assets acquired	920	794	1,714
Goodwill arising on acquisition			302
Total consideration			2,016

1	Upon acquisition, the funding of MBNA was assumed by Lloyds Bank plc.

At acquisition date, the contractual amount of loans and advances receivable from customers was £7,628 million. The amount expected to be collected is not materially different from the book value recognised by MBNA at 1 June 2017 (£7,466 million).

As a result of an indemnity guaranteed by Bank of America, N.A., the Group’s exposure to MBNA’s PPI liability is capped at £240 million. Acquisition-related costs of £21 million have been included in operating expenses for the year ended 31 December 2017.

The post-acquisition total income of MBNA, which is included in the Group statutory consolidated income statement for the year ended 31 December 2017, is £436 million. MBNA also contributed profit before tax of £146 million for the same period.

Had the acquisition date of MBNA been 1 January 2017, the Group’s consolidated total income would have been £329 million higher at £34,566 million and the Group’s consolidated profit before tax would have been £112 million higher at £5,737 million.